UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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WAFERGEN BIO-SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WAFERGEN BIO-SYSTEMS, INC.
7400 Paseo Padre Parkway
Fremont, California 94555

To the Stockholders of WaferGen Bio-systems, Inc.:

You are cordially invited to attend the annual meeting of the stockholders of WaferGen Bio-systems, Inc. (the “Company,” “we,” “us” or “our”) on September 16, 2010, at 10:00 a.m. Eastern time at the offices of Morrison & Foerster LLP at 1290 Avenue of the Americas, New York, New York 10104.

At the annual meeting, you will be asked to consider and vote on the following proposals:

(1)	Elect seven directors to serve for a one-year term until the 2011 annual meeting of the stockholders or until their successors are duly elected and qualified;

(2)
Amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 3,500,000 shares to 6,500,000;

(3)	Ratify the selection of Rowbotham & Company LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2010; and

(4)	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

This notice of annual meeting is being mailed to stockholders of the Company on or about August 18, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Mona Chadha Secretary

WAFERGEN BIO-SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2010

To the Stockholders of WaferGen Bio-systems, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of WaferGen Bio-systems, Inc. a Nevada corporation (the “Company,” “we,” “us” or “our”), will be held on September 16, 2010, at 10:00 a.m. Eastern time at the offices of Morrison & Foerster LLP at 1290 Avenue of the Americas, New York, New York 10104, for the following purposes, as more fully described in the proxy statement accompanying this notice:

(1)	Elect seven directors to serve for a one-year term until the 2011 annual meeting of stockholders or until their successors are duly elected and qualified;

(2)
Amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 3,500,000 shares to 6,500,000;

(3)	Ratify the selection of Rowbotham & Company LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2010; and

(4)	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on August 18, 2010, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection at our principal executive offices.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all of your shares will be voted. You may submit your proxy and then later decide to attend the annual meeting to vote your shares in person. Your proxy is revocable in accordance with the procedures set forth in the attached proxy statement.

Sincerely,
Alnoor Shivji Chief Executive Officer, President and Chairman of the Board of Directors

Fremont, California
August 18, 2010

WAFERGEN BIO-SYSTEMS, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2010

General

This proxy statement is furnished in connection with the solicitation by WaferGen Bio-systems, Inc. a Nevada corporation, of proxies for the annual meeting of the stockholders to be held on September 16, 2010, at 10:00 a.m. Eastern time. The annual meeting will be held at the offices of Morrison & Foerster LLP at 1290 Avenue of the Americas, New York, New York 10104. Our principal executive offices are located at 7400 Paseo Padre Parkway, Fremont, California 94555. Our telephone number at that address is (510) 651-4450. These proxy solicitation materials are first being mailed on or about August 17, 2010, to all stockholders entitled to notice of, and to vote at, the annual meeting.

All materials filed by us with the Securities and Exchange Commission (“SEC”) can be obtained at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or through the SEC’s web site at www.sec.gov. You may obtain information on the operation of the SEC’s Public Reference Room by calling 1-800-SEC-0330.

Purpose of the Annual Meeting

At our annual meeting, holders of our common stock will be asked to:

(1)	Elect seven directors to serve for a one-year term until the 2011 annual meeting of stockholders or until their successors are duly elected and qualified;

(2)
Amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 3,500,000 shares to 6,500,000;

(3)	Ratify the selection of Rowbotham & Company LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2010; and

(4)	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Record Date

The close of business on August 18, 2010, has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

Revocability of Proxies

If the shares are held in the stockholder’s name, the proxy relating to such shares and given pursuant to this solicitation may be revoked by such stockholder at any time before the proxy is voted by: (1) sending written notice of revocation to our Secretary, Mona Chadha, at the address of our principal executive offices; (2) executing and delivering a proxy bearing a later date to our Secretary; or (3) attending the annual meeting and voting in person. If the shares are held in “street name,” such stockholder should follow the directions provided by such stockholder’s broker regarding how to revoke the proxy. Attendance at the annual meeting by a stockholder who has executed and delivered a valid proxy will not in and of itself constitute a revocation of the proxy.

Voting Rights of Stockholders, Quorum

Only stockholders of record on the record date will be entitled to vote at the annual meeting. As of the close of business on August 16, 2010, we had outstanding 39,972,513 shares of our common stock. A majority of the shares of common stock entitled to vote, present in person or represented by proxy shall constitute a quorum at the annual meeting.

Each outstanding share of our common stock on the record date is entitled to one vote on each matter to come before the annual meeting. Hector Brush, our Treasurer, will act as the inspector of elections for the annual meeting, and will tabulate the stockholder votes, abstentions and broker “non-votes” at the meeting.

If any stockholder is unable to attend the annual meeting, the stockholder may vote by proxy. When the proxy is returned properly completed, it will be voted as directed by the stockholder on the proxy. Stockholders are urged to specify their choices on the enclosed proxy. If a proxy is signed and returned without choices specified, in the absence of contrary instructions, the shares of our common stock represented by the proxy will be voted “FOR” the director nominees and the other proposals to be presented at the annual meeting, and will be voted in the proxy holders’ discretion as to such other matters that may properly come before the annual meeting.

Required Vote for Approval

For the proposal relating to the election of seven director nominees, each director must be elected by a majority of the votes cast by the Stockholders represented in person or by proxy at the Annual Meeting. A “majority of the votes cast” means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director (with abstentions and broker non-votes not counted as a vote cast with respect to that director). Our stockholders may not cumulate votes in the election of directors.

All other proposals will require the affirmative vote of a majority of the votes properly cast at the annual meeting.

Abstentions, Broker “Non-Votes”

In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted.

All other proposals presented in this proxy statement will be approved if a majority of the shares present or represented at the meeting and entitled to vote on the proposal are voted in favor of such matter. In counting votes on each such matter, abstentions will be counted as voted against the matter and broker non-votes will be counted as not voted on the matter. Shares that are not present or represented at the meeting will be deducted from the total number of shares of which a majority is required.

Cost of Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials and any additional solicitation materials furnished to the stockholders. We will furnish copies of proxy materials and any other additional solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the proxy solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the proxy solicitation materials to such beneficial owners. We may supplement the original solicitation of proxies by mail or by solicitation by telephone, telegram, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

Deadline for Receipt of Stockholder Proposals

Requirements for Stockholder Proposals to Be Brought before an Annual Meeting.  To be considered for presentation to the annual meeting of the Company’s stockholders to be held in 2011, a shareholder proposal must be received by the Company at 7400 Paseo Padre Parkway, Fremont, California 94555, Attn: President, no later than July 4, 2011 (45 days before August 18, the date of this year’s proxy statement). Notwithstanding the foregoing, in the event that the Company changes next year’s Annual Meeting date more than 30 days from the date of this year’s Annual Meeting (which we expect will be the case), the Company will provide in an annual, quarterly or current report the deadline for submissions of shareholder proposals to be considered for presentation to the annual meeting, so as to provide notice of such submission deadline to shareholders. This date must be a reasonable time before the Company begins to print and send its proxy materials for 2011.

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.  Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the annual meeting of the Company’s stockholders to be held in 2011, in order to be considered for inclusion in the Company’s proxy materials for that meeting, must be received by the Company no later than April 20, 2011 (120 days before August 18, the date of this year’s proxy statement). Notwithstanding the foregoing, in the event that the Company changes next year’s Annual Meeting date more than 30 days from the date of this year’s Annual Meeting (which we expect will be the case), the Company will provide in an annual, quarterly or current report the deadline for submissions of shareholder proposals to be considered for inclusion in the Company’s proxy materials, so as to provide notice of such submission deadline to shareholders. This date must be a reasonable time before the Company begins to print and send its proxy materials for 2011.

Discretionary Authority.  Pursuant to Rule 14a-4 under the Exchange Act, the proxies to be solicited by our Board of Directors for the 2011 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if we fail to receive notice of such proposal by July 4, 2011 (45 days before August 18, the date of this year’s proxy statement). Notwithstanding the foregoing, in the event that the Company changes next year’s Annual Meeting date more than 30 days from the date of this year’s Annual Meeting (which we expect will be the case), the Company will provide in an annual, quarterly or current report the date before which shareholder proposals must be submitted so as not to confer discretionary authority on the proxy holders, so as to provide notice of such submission deadline to shareholders. This date must be a reasonable time before the Company begins to print and send its proxy materials for 2011.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Our bylaws provide that our Board will consist of between one and fifteen members, with the number of directors determined from time to time by our Board. The number of directors is currently set at seven. The current term of all of our directors expires at the annual meeting. Accordingly, seven directors will be elected at the annual meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the annual meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

Our directors hold office until the earlier of their death, resignation, or removal or until their successors have been duly elected and qualified. Alnoor Shivji and Makoto Kaneshiro were former directors of WaferGen, Inc. and became our directors on May 31, 2007 in connection with the “Merger,” as described below under the heading “Certain Relationships and Related Transactions — The Merger.” Dr. R. Dean Hautamaki was appointed to serve as a director on May 31, 2007, Joel Kanter was appointed to serve as a director on June 12, 2007, Nadine C. Smith was appointed to serve as a director on November 12, 2008, Dr. Robert J. Hariri was appointed to serve as a director on May 15, 2009, and Robert Coradini was appointed to serve as a director on October 27, 2009. All of the director nominees currently are members of our Board, all of the director nominees have been approved and nominated for election by our Board and all of the director nominees have consented to serve if elected. Set forth below is information regarding the director nominees, which has been confirmed by each of them for inclusion in this proxy statement.

Information about Directors and Nominees

Alnoor Shivji, Chief Executive Officer, President and Chairman of the Board.  Mr. Shivji has served as our Chief Executive Officer, President and Chairman of the Board since the closing of the Merger. He is a co-founder of WaferGen and has served as its Chief Executive Officer and President since April 1, 2003, and as Chairman of the Board since October 2002. Between December 2003 and July 2006, he was also the Investment Director at VPSA, Inc. in Paris, France, and between October 2001 and February 2002, he was the President and Chief Executive Officer of Redwave Networks, Inc. From April 2001 to August 2001, Mr. Shivji was President of the Metro Switching Division of Ciena Corp. Between August 1998 and March 2001, he was the Founder, President and Chief Executive Officer of Cyras Systems. He co-founded Fiberlane Communications, Inc. and was President of Fiberlane Communications (Canada), Inc. from December 1996 to April 1998. Mr. Shivji also co-founded Osiware, an enterprise software company sold to Infonet Services Corporation, which was later bought by BT Group plc. Currently, he is a General Partner with Global Asset Capital, a venture capital firm with which he has been associated since March 2002, and has a long history advising and investing in Silicon Valley startups. Mr. Shivji has a BS degree from University of British Columbia.

Robert Coradini, Director.  Mr. Coradini has served as our director since October 2009. He has over twenty years of experience in the healthcare industry and has focused on turnarounds, mergers & acquisitions and building global businesses. Mr. Coradini has served as a chief executive and company president for various subsidiaries of the Johnson & Johnson Company since 1996, including service as President, New Ventures of Johnson & Johnson Consumer Group of Companies from 2005 until May 2009, service as World Wide President of Cardiovation/ Ethicon from 2003 until 2005, service as President of LifeScan from 2000 to 2003 and as President of Cordis Endovascular from 1997 through 1999. Mr. Coradini was also head of Business Development for Johnson & Johnson Medical Devices & Diagnostic group from 1999 through 2000. Prior to joining Johnson & Johnson, Mr. Coradini was business manager for GE Medical Systems, Inc. Mr. Coradini has his MBA with a concentration in Finance, Marketing & International Business from Columbia University Graduate School of Business and a B.A. in Biology & Economics with High Distinctions from the University of Rochester.

Dr. Robert J. Hariri, Director.  Dr. Hariri has served as our director since May 2009. He has served as the chief executive officer of Celgene Cellular Therapeutics, a division of Celgene Corporation, since 2005. Prior to joining Celgene Cellular Therapeutics as president in 2002, Dr. Hariri was founder, chairman and chief scientific officer at Anthrogenesis Corporation/LIFEBANK, Inc., a privately held biomedical technology and service corporation involved in the area of human stem cell therapeutics, which was acquired by Celgene in 2002. He has also served as co-founder, vice chairman and chief scientific officer of Neurodynamics, a privately held medical device and technology corporation. Dr. Hariri has also held key academic positions at Weill Medical College of Cornell University and the Cornell University Graduate School of Medical Science, including serving as the director of the Center for Trauma Research. Dr. Hariri also sits on the boards of ImmuneRegen, Semorex and Rocket Racing, Inc., is a member of the board of visitors of the Columbia University Fu Foundation School of Engineering and Applied Sciences and the Science and Technology Council of the Columbia University College of Physicians and Surgeons, and is a member of the scientific advisory board for the Archon X Prize for Genomics, which is awarded by the X Prize Foundation.

Dr. R. Dean Hautamaki, Director.  Dr. Hautamaki has served as our director since the closing of the Merger. Dr. Hautamaki is a practicing physician and since January 2005 has been the Assistant Clinical Professor of Medicine at the Florida State University College of Medicine in Tallahassee, Florida. From September 2003 to December 2005, Dr. Hautamaki was the Chairman of the Department of Medicine at Sarasota Memorial Hospital in Sarasota, Florida. From September 1997 through December 2005, he was a partner at Lung Associates of Sarasota in Sarasota, Florida. Dr. Hautamaki has authored over 12 papers and presented in several conferences.

Makoto Kaneshiro, Director.  Mr. Kaneshiro has served as our director since the closing of the Merger. He has also served as a director of WaferGen since March 2005. Mr. Kaneshiro is a founding member of Genetic Devices, Co., Ltd. in Japan and prior to that was the Executive Director of Overseas Investment for CSK Venture Capital Co., Ltd., where he had been since 2001. Previously, Mr. Kaneshiro was Executive Vice President of Sega.com and Sega of America. Before Sega, he was a member of the business development and corporate planning team of Sony Corporation of America. From 2003 to 2004, Mr. Kaneshiro was a member of the Board of Directors of Sega Corporation which was a publicly traded company in Japan. He holds an MBA from Yale University.

Joel Kanter, Director.  Joel Kanter has served as our director since June 2007. He has been in the financial services industry for over three decades and has focused on providing equity and bridge financing to small and mid-size companies and institutional financing to mature enterprises. He has served as President of Windy City, Inc., a privately held investment firm, and as the Chief Executive Officer and President of Walnut Financial Services, Inc., a publicly traded company. Mr. Kanter currently serves on the Board of Directors of several public companies, including: Magna-Lab, Inc., Medgenics, Inc., and Pet DRx Corporation, as well as a number of private concerns. Mr. Kanter has a B.A. in Political Science and a B.A. in Psychology from Tulane University.

Nadine C. Smith, Director.  Ms. Smith has served as our director since November 2008. She serves as Chairman of the Board, Vice President, Interim Chief Financial Officer and Interim Treasurer of La Cortez Energy, Inc., a publicly held, early stage company that plans to be involved in the oil and gas sector in South America, and as Chairman of the Board of Loreto Resources Corporation, a publicly held, early stage company that plans to be involved in the mining sector in South America. Ms. Smith has previously served as a director of Gran Tierra Energy, Inc., Patterson-UTI Energy Inc. and American Retirement Corporation, all public companies. Ms. Smith has been a private investor and business consultant since 1990.

Vote Required

Assuming the presence of a quorum, each director must be elected by a majority of the votes cast by the Stockholders represented in person or by proxy at the Annual Meeting. A “majority of the votes cast” means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director (with abstentions and broker non-votes not counted as a vote cast with respect to that director). Our stockholders may not cumulate votes in the election of directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Set forth below is a list of the names and ages (as of August 18, 2010) and certain other information regarding our directors and executive officers (in addition to the information above under “Information about Directors and Nominees”):

Name	Age	Position

Alnoor Shivji	54	Chief Executive Officer, President and Chairman of the Board

Mona Chadha	50	Executive Vice President, Marketing and Business Development, Chief Operating Officer and Secretary

Hector Brush	58	Treasurer, Principal Financial Officer

Robert Coradini	50	Director

Dr. Robert J. Hariri	51	Director

Dr. R. Dean Hautamaki	47	Director

Makoto Kaneshiro	51	Director

Joel Kanter	53	Director

Nadine C. Smith	53	Director

Our bylaws provide that our Board will consist of between one and fifteen members, with the number of directors determined from time to time by our Board. The number of directors is currently set at seven. Our directors hold office for one-year terms until the earlier of their death, resignation or removal or until their successors have been elected and qualified. Any vacancies occurring in the Board between annual meetings may be filled by the vote a majority of the remaining directors. Our officers are appointed by the Board of Directors and serve at the discretion of the Board.

There are no family relationships among our directors and executive officers. None of our above-listed executive officers and directors has been convicted in any criminal proceeding during the past five years or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining him or her from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal of state securities laws or commodities laws. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or executive officers, nor has a bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

Alnoor Shivji and Makoto Kaneshiro were former directors of WaferGen, Inc. and became our directors on May 31, 2007 in connection with the Merger as described under “Certain Relationships and Related Transactions,” beginning on page 11 of this proxy statement. Dr. R. Dean Hautamaki was appointed to serve as a director on May 31, 2007. Joel Kanter was appointed to serve as a director on June 12, 2007. Nadine C. Smith was appointed to serve as a director on November 12, 2008. Dr. Robert J. Hariri was appointed to serve as a director on May 15, 2009. Robert Coradini was appointed to serve as a director on October 27, 2009.

Mona Chadha, Executive Vice President of Marketing and Business Development and Chief Operating Officer.  Ms. Chadha was promoted from Vice President of Marketing, Business Development and Corporate Communications to Executive Vice President of Marketing, Business Development and Corporate Communications and Interim Chief Operating Officer in March 2009, and later to Chief Operating Officer in February 2010. Ms. Chadha has served as our Vice President of Marketing, Business Development and Corporate Communications since the closing of the Merger. She joined Wafergen in July 2006 as its Vice President, Marketing and Business Development. Ms. Chadha has over 15 years of experience in global product commercialization for leading biotechnology companies. From July 2003 through July 2006, she was the Associate Director of Technology Marketing at Nektar Therapeutics, where she led the company’s repositioning and branding efforts and co-marketing of inhaled insulin. She spent nine years with Applied Biosystems Group (Applera Corporation), from 1993 through

2001, in multiple top tier jobs, including Product Manager, Senior Product Manager and Product Line Manager. Before joining Applied Biosystems, she was with CLONTECH Laboratories, Inc. during 1992 and 1993 as product manager and worked between 1988 and 1992 at Pharmacia LKB Biotechnology, Inc. as a Technical Specialist and Marketing Applications Specialist. She holds a double Masters degree in Cell Biology and Anatomy from Columbia University and a Masters degree in Microbiology from India. She also completed the Executive Marketing Management Certificate Program at Stanford University.

Hector Brush, Treasurer, Principal Financial Officer.  Mr. Brush has served as our Treasurer and Principal Financial Officer since the departure of Amjad Huda, our former Chief Financial Officer and Treasurer, in June 2009. Mr. Brush has served as our senior accountant since November 1, 2007. Prior to joining us, Mr. Brush served as Senior Accountant and SEC Reporting Accountant for Symmetricom, Inc. from 2004 to 2007. Mr. Brush has been working as an accountant serving small and large high tech companies since 1981.

Director Independence

We are not currently listed on any national securities exchange that has a requirement that the Board of Directors be independent. However, in evaluating the independence of its members and the composition of the committees of the Board of Directors, the Board utilizes the definition of “independence” as that term is defined by SEC rules.

Our Board of Directors believes that Messrs. Coradini, Kaneshiro and Kanter, Drs. Hariri and Hautamaki and Ms. Smith qualify as “independent” directors, as that term is defined by SEC rules.

Meetings and Committees of the Board of Directors

For the year 2009, the Board of Directors met fifteen times. Each director attended greater than 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he or she was a director. The Board of Directors also acted by unanimous written consent on several other occasions during the year.

During the year 2009, we had three standing committees of the Board of Directors: the Audit Committee, Nominating and Corporate Governance Committee, and the Compensation Committee. We also have established a Clinical Development Committee as described further below.

Audit Committee

Our Audit Committee attends to and reports to our Board of Directors with respect to matters regarding our independent registered public accounting firm, including, without limitation: reviewing the annual registration; approving the firm to be engaged as our independent registered public accounting firm for the next fiscal year; reviewing with our independent registered public accounting firm the scope and results of their audit and any related management letter; consulting with our independent registered public accounting firm and our management with regard to our accounting methods and adequacy of our internal controls over financial reporting; approving the professional services rendered by our independent registered public accounting firm; reviewing the independence, management consulting services and fees of our independent registered public accounting firm; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources; and preparing and supervising the SEC reporting requirements. Our Board of Directors has adopted a Charter of the Audit Committee, which is available on our website, www.wafergen.com. Our Audit Committee currently consists of Dr. Hautamaki, Mr. Kanter (Chairman), and Ms. Smith. In addition, the Board of Directors believes that both Mr. Kanter and Ms. Smith meet the definition of “audit committee financial expert,” and are “independent” as such terms are defined by SEC rules. The Audit Committee met six times during 2009. The Audit Committee also acted by unanimous written consent on several occasions during 2009.

Nominating and Corporate Governance Committee

In May 2009, the Board re-named the Corporate Governance Committee as the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is appointed by the Board (i) to oversee the selection of new directors, (ii) to oversee the function of the Board and its committees, (iii) to evaluate the Board’s performance as well as the relationship between the Board and the Company’s management and (iv) identify suitable qualified candidates to be proposed for appointment or election to the Board and to monitor the composition of the Board. There is no formal process or policy that governs the manner in which the Nominating and Corporate Governance Committee identifies potential candidates for the Board of Directors. Historically, however, the Nominating and Corporate Governance Committee (and prior to the formation of the Nominating and Corporate Governance Committee, the Board of Directors) has considered several factors in evaluating candidates for nomination to the Board of Directors, including the candidate’s knowledge of the Company and its business, the candidate’s business experience and credentials, and whether the candidate would represent the interests of all the Company’s stockholders as opposed to a specific group of stockholders. The Nominating and Corporate Governance Committee currently consists of Mr. Coradini, Dr. Hariri (Chairman), Dr. Hautamaki, Mr. Kaneshiro, Mr. Kanter, and Ms. Smith. The Nominating and Corporate Governance Committee met once during 2009.

Compensation Committee

Our Compensation Committee attends to and reports to our Board of Directors with respect to matters relating to the appropriate compensation of our directors and executive officers, including, without limitation, reviewing and approving our compensation programs and arrangements related to salary, incentive compensation, bonus programs, equity compensation and perquisite programs; reviewing and approving all other employment-related contracts, agreements or arrangements between us and our officers and all other contracts, agreements or arrangements under which compensatory benefits are awarded or paid to, or earned or received by, our officers; determining the objectives of our executive officer compensation programs, identifying whit the programs are designed to reward and modifying the programs as necessary consistent with such objectives and intended awards; ensuring appropriate corporate performance measures and goals regarding executive officer compensation are set; at least annually reviewing and establishing our goals and objectives related to compensation of our Chief Executive Officer; and administering all of our employee benefit plans. Our Board of Directors has adopted a Charter of the Compensation Committee, which is available on our website, www.wafergen.com. The Compensation Committee currently consists of Mr. Coradini, Dr. Hariri, Mr. Kaneshiro and Mr. Kanter (Chairman). The Compensation Committee met once during 2009. The Compensation Committee also acted by unanimous written consent on several occasions during 2009.

Clinical Development Committee

Dr. Hautamaki is the chairperson and sole current member of the Clinical Development Committee. The duties and responsibilities of the Clinical Development Committee are to provide the full Board of Directors with guidance on areas of clinical drug development and diagnostics that may be applicable to our SmartChip System.

Nomination of Directors

The Company does not have a formal policy with respect to its consideration of Board of Directors nominees recommended by stockholders of the Company. However, the Board of Directors will consider candidates recommended by stockholders on a case-by-case basis. A stockholder who desires to recommend a candidate for nomination to the Board of Directors to be considered for inclusion in the proxy statement relating to the Company’s annual meeting of stockholders to be held in 2011, should do so in writing to the Company at 7400 Paseo Padre Parkway, Fremont, California 94555, Attn: President.

Consideration and Determination of Executive and Director Compensation

Because compensation decisions for executive officers are made by our entire Board of Directors, our Chairman, President and Chief Executive Officer, Chairman, Alnoor Shivji, participates in the determination of compensation policy. As a member of the Board of Directors, this executive officer makes recommendations and participates in the voting with respect to the compensation of executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Merger

On May 31, 2007, we entered into an agreement and plan of merger and reorganization (the “Merger Agreement”) with WaferGen Acquisition Corp., a wholly owned Delaware subsidiary of the Company, and WaferGen, Inc., a Delaware corporation. On that date, WaferGen Acquisition Corp. merged with and into Wafergen, Inc. with Wafergen, Inc. remaining as the surviving corporation and our wholly owned subsidiary.

At the closing of the Merger, each share of Wafergen, Inc.’s common stock issued and outstanding immediately prior to the closing of the Merger was converted into the right to receive 0.53991522 shares of the Company’s common stock, and each option and warrant to purchase Wafergen, Inc.’s common stock was converted on the same basis into, respectively, an option or, in the case of consenting warrant holders, warrants to purchase the Company’s common stock. An aggregate of 8,214,523 shares of the Company’s common stock were issued to the holders of Wafergen, Inc.’s common stock, and an aggregate of 670,035 and 115,442 shares of the Company’s common stock were reserved for issuance under options and warrants, respectively.

Immediately following the closing of the Merger, under the terms of a split-off agreement, we transferred all of our pre-Merger operating assets and liabilities to our wholly owned subsidiary, La Burbuja Leaseco, Inc. a Nevada corporation, and transferred all of its outstanding capital stock to our then-majority stockholder in exchange for cancellation of shares of our common stock held by that stockholder.

As a result of the Merger and the split-off, there was a change of control of Wafergen, Inc. and we succeeded to the business of Wafergen, Inc. as our sole line of business.

Private Placements of Securities

First 2009 Private Placement

On June 16, 2009, August 21, 2009 and August 31, 2009, the Company sold in a private placement (the “First 2009 Private Placement”) 5,009,000 units consisting of an aggregate of 5,009,000 shares its common stock and five-year warrants to purchase an aggregate of up to 1,502,700 shares of its common stock with an exercise price of $2.00 per share. Under certain circumstances, the warrants will be exercisable using cashless exercise. The purchase price for the units was $1.25 per unit, or $6,261,250 in the aggregate. Under registration rights agreements entered in connection with the sale of the units, the purchasers are entitled “piggyback” registration rights.

The purchasers included Alnoor Shivji (our Chairman, President and Chief Executive Officer), Robert Coradini (now a member of our board of directors), Dr. Robert J. Hariri (a member of our board of directors), and certain other investors that participated in the Company’s previous private placements. Messrs. Shivji and Coradini and Dr. Hariri purchased 800,000, 100,000 and 100,000 units, respectively (for an aggregate purchase price of $1,000,000, $125,000 and $125,000, respectively). Messrs. Shivji and Coradini and Dr. Hariri each participated in the private placement on substantially the same terms as the other purchasers.

Second 2009 Private Placement

On December 23, 2009, December 30, 2009 and January 6, 2010, the Company  sold in a private placement (the “Second 2009 Private Placement”) 3,390,335 units consisting of an aggregate of 3,390,335 shares its common stock and five-year warrants to purchase an aggregate of up to 847,585 shares of its common stock with an exercise price of $2.50 per share. Under certain circumstances, the warrants will be exercisable using cashless exercise. The purchase price for the units was $1.50 per unit, or $5,085,500 in the aggregate. Under registration rights agreements entered in connection with the sale of the units, the purchasers are entitled “piggyback” registration rights.

The purchasers included the Shivji Children’s Trust fbo Zahra Shivji, the Shivji Children’s Trust fbo Suraya Shivji and the Jameel Shivji Irrevocable Trust (the “Shivji Children’s Trusts”) and the Shivji Family Trust dated

June 12, 2000 (“The Shivji Family Trust”) (collectively, the “Shivji Trusts,” all of which are affiliates of Alnoor Shivji, our Chairman, President and Chief Executive Officer), Cojack Investment Opportunities, LLC (“Cojack,” which is an affiliate of Dr. R. Dean Hautamaki, a member of our board of directors), and certain other investors that participated in the Company’s previous private placements. The Shivji Trusts and Cojack purchased 116,666, and 20,000 units, respectively, for an aggregate purchase price of $175,000, and $30,000, respectively. The Shivji Trusts and Cojack each participated in the Second 2009 Private Placement on substantially the same terms as the other purchasers.

Registered Direct Offering

On July 7, 2010, the Company closed a registered direct offering (the “Registered Direct Offering”) by entering into a securities purchase agreement with certain investors. Pursuant to the terms of the securities purchase agreement, the Company has sold an aggregate of 6,001,667 shares of its common stock and warrants to purchase a total of 3,000,833 million shares of its common stock to such investors for gross proceeds of $7,202,000. The common stock and warrants were sold in units, with each unit consisting of one share of common stock and a warrant to purchase 50% of a share of common stock. The purchase price per unit was $1.20. Subject to certain ownership limitations, the warrants will be exercisable immediately and will expire five years from the date the warrants are issued, at an exercise price of $1.55 per share. The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by the Company of additional securities.

The investors in the Registered Direct Offering include (i) the Shivji Family Trust, an affiliate of Alnoor Shivji, our Chairman, President and Chief Executive Officer, which purchased 833,334 units in the offering, (ii) Robert Coradini, a member of our Board of Directors, who purchased 125,000 units in the offering, (iii) Dr. Robert J. Hariri, a member of our Board of Directors, who purchased 40,000 units in the offering, (iv) Nadine C. Smith, a member of our Board of Directors, who purchased 166,667 units in the offering, and (v) Cojack (an affiliate of Dr. R. Dean Hautamaki, a member of our Board of Directors), which purchased 100,000 units in the offering.

Compensation Arrangements

See “Executive Compensation,” beginning on page 15 below, for information about employment agreements and other compensation arrangements between the Company and its executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee hereby reports as follows:

(1)	The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management.

(2)	The Audit Committee has discussed with Rowbotham & Company LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

(3)
The Audit Committee has received the written disclosures and the letter from Rowbotham & Company LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Rowbotham & Company LLP their independence from the Company.

(4)
Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2009, that was filed with the Securities and Exchange Commission on May 12, 2010.

Submitted by the Audit Committee of the Board of Directors for the fiscal year ended December 31, 2009:

Joel Kanter
Dr. R. Hautamaki
Nadine C. Smith

Process for Stockholders to Send Information to the Board of Directors

It is the policy of our Board of Directors to encourage all forms of information to be provided to the Board of Directors and/or its members by our stockholders. All such communications shall be in written form, addressed to the Board of Directors or to one or more individual members of the Board of Directors, and sent care of our Secretary, Mona Chadha, at the address of our principal executive offices or via fax to (510) 651-4599. Our President shall promptly provide all such stockholder communications to the applicable member(s) of our Board of Directors or the entire Board of Directors, as requested in the stockholder communications.

Policy Regarding Board Member Attendance at Annual Meetings

The policy of our Board of Directors with regard to attendance by members of the Board of Directors at annual meetings is not to require attendance at such annual meetings, but Board members are free to attend if they choose to do so.

COMPENSATION OVERVIEW

This Compensation Overview discusses the material elements of the compensation awarded to, earned by or paid to our executive officers, and the Compensation Committee’s role in the design and administration of these programs and policies in making specific compensation decisions for our executive officers, including officers who are considered to be Named Executive Officers (as defined below).

Overall Compensation Strategy

The primary objective of our executive compensation strategy is to attract talented executives to our management team and to align management activities with the creation of long-term value for our stockholders. To achieve this goal, we utilize data from third-party sources and compensation specialists to enhance our compensation plans in order to encourage and reward employees for financial, personal and operating performance and leadership excellence.

Elements of Compensation

Elements of compensation for our Named Executive Officers and other key executives consist of: (a) annual base salary; (b) annual cash bonus based on achievement of corporate goals and personal performance; (c) stock-based compensation to align executive goals with stockholder value based on impact to the Company and personal performance; and (d) severance benefits.

We have employment agreements with our Chief Executive Officer and Chief Operating Officer, detailing some of these compensation elements. These agreements are described below under the heading “Employment Agreements.”

General Discussion of Executive Compensation

In deciding on the type and amount of compensation for each Named Executive Officer, we focus on the market value of the role and current pay of the individual. We combine the compensation elements for each Named Executive Officer in a manner we believe optimizes each Named Executive Officer’s contribution to the Company. Equity awards are a particularly important component of our compensation mix because they align the interests of our employees with those of our stockholders and allow us to conserve cash for other uses.

To assist us in determining the appropriate level of compensation for each Named Executive Officer, the Compensation Committee recently completed a compensation study in June 2010. As part of the study, the Compensation Committee reviewed and compared our executive officers’ base salary, total cash compensation, short-term annual incentives and long-term incentives against industry data related to executive compensation in similarly-sized organizations, including organizations located in Northern California. In gathering this information, the Compensation Committee utilized compensation survey reports from ORC Worldwide, Mercer Consulting, Presidio Pay Advisors, Radford Associates, Salary.com and Ernst & Young (jointly, the “Compensation Surveys”) on executive and employee compensation. The data was compiled to show base and total cash compensation for each position, and median bonus targets as a percentage of base salary.

In addition, in connection with the compensation study, the Compensation Committee and the Board of Directors adopted equity grant guidelines that form the baseline for the amount of awards granted to our employees based on title or employee level, including our executive officers. In developing these guidelines, the Compensation Committee utilized the Compensation Surveys to determine an appropriate and competitive award value. The intended award value was then split between stock options and restricted stock units. We believe this mix of equity aligns with the interests of stockholders and encourages both stock price growth and retention. The majority of equity compensation is delivered in stock options, which have no intrinsic value unless the stock price appreciates. Awards of restricted stock units foster equity ownership and encourage retention. Restricted stock units also require fewer shares than an equivalent grant value in stock options.

Further, as part to the compensation study, the Compensation Committee considered the terms of a formal annual cash incentive plan for executive officers. Under such a plan, executive officers may be entitled to receive additional annual cash payments if targeted individual and/or company goals identified by the Compensation Committee are achieved. The Compensation Committee expects to implement a short-term cash incentive plan for executive officers for fiscal year 2011.

The Compensation Committee engaged WNB Consulting LLC, an independent compensation consulting firm, to assist the Compensation Committee in connection with the compensation study completed in June 2010. All of our compensation consultant’s work was done at the direction of or on behalf of the Compensation Committee, and the decision to engage the compensation consultant was not made or recommended by management. The Compensation Committee has the final decision-making authority with respect to all elements of executive officer compensation.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in each of fiscal year 2009 and 2008 for (i) our principal executive officer, and (ii) our two most highly compensated executive officers other than our principal executive officer, each of whom was serving as an executive officer at the end of fiscal year 2009 and whose total compensation exceeded $100,000 in fiscal year. Such officers are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Option Awards ($)		All Other Compensation ($)		Total ($)

Alnoor Shivji	2009	$223,125		$—		$—	(3)	$—		$223,125
Chairman, President and Chief Executive Officer	2008	$253,854		$62,500		$64,747	(3)	$—		$381,101

Mona Chadha	2009	$212,609	(1)	$—	(1)	$102,783	(3)	$—		$315,392
Executive Vice President of Marketing and Business Development, Chief Operating Officer and Secretary	2008	$184,350	(1)	$45,000	(1)	$29,238	(3)	$—		$258,588

Hector Brush	2009	$104,738	(2)	$—	(2)	$—	(3)	$—		$104,738
Treasurer and Principal Financial Officer	2008	$108,456	(2)	$—	(2)	$3,975	(3)	$—		$112,431

Amjad Huda	2009	$103,956		$—		$3,408	(3)	$180,882	(4)	$288,246
Former Chief Financial Officer	2008	$253,854		$62,500		$28,902	(3)	$—		$345,256

Victor Joseph	2009	$103,956		$—		$—	(3)	$180,882	(4)	$284,838
Former Chief Technology Officer	2008	$253,854		$62,500		$33,982	(3)	$—		$350,336

(1)	Such officer became an executive officer on March 20, 2009.

(2)	Such officer became an executive officer effective June 18, 2009.

(3)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted in the fiscal year computed in accordance with FASB ASC Topic 718 (rather than the dollar amount recognized for financial statement purposes for the fiscal year, excluding the impact of estimated forfeitures related to service-based vesting conditions, as previously required). For more information, see Note 2, “Summary of Significant Accounting Policies—Stock-BasedCompensation” and Note 7, “Stock Options and Warrants” to the Financial Statements contained in Item 8 in the Annual Report. The 2009 compensation expense for Amjad Huda and Victor Joseph excludes $60,481 and $61,073, respectively, being the dollar amount recognized for financial statement purposes resulting from the accelerated vesting of all of their outstanding options on June 17, 2009, in accordance with the terms of their separation agreements.

(4)
In connection with former executive officer’s separation agreement, the Company paid such former executive officer $180,882 in severance payments (including $40,385 for accrued vacation) in 2009, and expects to pay such former executive officer $165,651 in severance payments in 2010.

Outstanding Equity Awards at Fiscal Year-End 2009 (1)

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date

Alnoor Shivji	31,250	(2)	43,750	(2)	$1.95	4/17/2018
	23,438	(3)	51,562	(3)	$1.35	9/30/2015
	7,292	(4)	17,708	(4)	$1.00	10/24/2015
	107,639	(5)	59,027	(5)	$1.50	5/31/2017

Mona Chadha	59,954	(6)	10,235	(6)	$0.15	7/1/2016
	10,417	(2)	14,583	(2)	$1.95	4/17/2018
	15,625	(3)	34,375	(3)	$1.35	9/30/2015
	2,917	(4)	7,083	(4)	$1.00	10/24/2015
	—	(7)	250,000	(7)	$1.10	3/20/2016

Hector Brush	20,834	(8)	19,166	(8)	$1.56	11/15/2017
	3,125	(3)	6,875	(3)	$1.35	9/30/2015
	1,021	(4)	2,479	(4)	$1.00	10/24/2015

Amjad Huda	25,000	(2)	—		$1.95	6/17/2011	(12)
	12,500	(9)	—		$2.10	6/17/2011	(12)
	37,500	(3)	—		$1.35	6/17/2011	(12)
	20,000	(4)	—		$1.00	6/17/2011	(12)
	166,667	(5)	—		$1.50	6/17/2011	(12)
	134,979	(10)	—		$0.46	6/17/2011	(12)

Victor Joseph	25,000	(2)	—		$1.95	6/17/2011	(12)
	12,500	(11)	—		$2.10	6/17/2011	(12)
	37,500	(3)	—		$1.35	6/17/2011	(12)
	20,000	(4)	—		$1.00	6/17/2011	(12)
	166,667	(5)	—		$1.50	6/17/2011	(12)
	134,979	(10)	—		$0.46	6/17/2011	(12)

(1)
Option numbers and prices are presented as of December 31, 2009. Upon the Merger, we adopted and assumed WaferGen’s 2003 Stock Incentive Plan and the then outstanding options automatically converted into options to purchase shares of our common stock using the same exchange ratio applied to convert the WaferGen shares into our common stock in the merger. Upon the Merger, the vesting of all options issued under the 2003 Stock Incentive Plan was accelerated, and all the options became immediately exercisable.

(2)
Option to purchase shares of our common stock at an exercise price of $1.95 per share granted on April 17, 2008, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date, and with respect to an additional 1/48th of the shares when the optionee completes each full month of continuous service thereafter, and expires 10 years after the date of grant.

(3)
Option to purchase shares of our common stock at an exercise price of $1.35 per share granted on September 30, 2008, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous services after the vesting start date, and with respect to an additional 1/48th of the shares when optionee completes each full month of continuous service thereafter, and expires 7 years after the date of grant.

(4)
Option to purchase shares of our common stock at an exercise price of $1.00 per share granted on October 24, 2008, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date, and with respect to an additional 1/48th of the shares when optionee completes each full month of continuous service thereafter, and expires 7 years after the date of grant.

(5)
Option to purchase shares of our common stock at an exercise price of $1.50 per share granted on May 31, 2007, which option vests in equal monthly installments over four years and expires 10 years after the date of grant.

(6)
Option to purchase shares of our common stock at an exercise price of $0.15 per share granted on July 1, 2006, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date, and with respect to an additional 1/48th of the shares when the optionee completes each full month of continuous service thereafter, and expires 10 years after the date of grant.

(7)
Option to purchase our common stock at an exercise price of $1.10 per share granted on March 20, 2009, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date, and with respect to an additional 1/48th of the shares when optionee completes each full month of continuous service thereafter, and expires 7 years after the date of grant.

(8)
Option to purchase shares of our common stock at an exercise price of $1.56 per share granted on November 15, 2007, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date, and with respect to an additional 1/48th of the shares when the optionee completes each full month of continuous service thereafter, and expires 10 years after the date of grant.

(9)
Option to purchase our common stock at an exercise price of $2.10 per share granted on January 14, 2009, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date of April 30, 2008, and with respect to an additional 1/48th of the shares when optionee completes each full month of continuous service thereafter, and expires 7 years after the date of grant.

(10)
Option to purchase shares of our common stock at an exercise price of $0.46 per share granted on January 3, 2007 under the 2003 Stock Incentive Plan, which option became fully vested upon the Merger and expires 10 years after the date of grant.

(11)
Option to purchase shares of our common stock at an exercise price of $2.10 per share granted on April 30, 2008, which option vests with respect to the first 25% of the shares when the optionee completes 12 months of continuous service after the vesting start date, and with respect to an additional 1/48th of the shares when optionee completes each full month of continuous service thereafter, and expires 10 years after the date of grant.

(12)	In accordance with the terms of separation agreements, all of Amjad Huda’s and Victor Joseph’s options will now expire on June 17, 2011, two years after their resignation dates.

Employment Agreements

Alnoor Shivji

We have entered into an employment agreement with Alnoor Shivji to serve as our Chairman, President and Chief Executive Officer, for renewable one year terms. Pursuant to this employment agreement, Mr. Shivji is entitled to receive an annual base salary of $262,500, subject to annual reviews by our Compensation Committee. Mr. Shivji is also entitled to a performance-based bonus of up to 25% of his salary. Upon execution of his employment agreement, we granted Mr. Shivji an option to purchase 166,666 shares of our common stock at an exercise price of $1.50 per share, which option shall vest in equal monthly installments over four years. If we terminate Mr. Shivji’s employment without cause or if Mr. Shivji resigns for good reason, we will pay Mr. Shivji his then current annual base salary for one year, payable in accordance with standard payroll procedures, any earned but unpaid base salary, any unpaid pro rata annual bonus and any amounts necessary to reimburse Mr. Shivji for employment-related expenses and for unused, but accrued, vacation days. Our failure to renew this agreement for any subsequent one-year term shall be deemed to be a termination without cause. This agreement prohibits Mr. Shivji from competing with us for the greater of (i) one year after the termination of his employment or (ii) the length of time Mr. Shivji receives severance payments from us. On January 16, 2009, Mr. Shivji agreed in a letter agreement with the Company to reduce his base salary by 15% from $262,500 to $223,125. The letter agreement confirms the prior salary reduction that was voluntarily agreed to by this officer effective as of November 1, 2008. The letter agreement provides that the base salary will return to its prior level in the event that the Company raises $5 million in gross proceeds from the sale of its securities in one or more financings on or prior to March 20, 2009 (excluding any gross proceeds received in connection with any financings completed by the Company’s Malaysian subsidiary), or the Company raises after March 30, 2009 funds sufficient to finance the Company’s operations at its then-current burn rate for an additional nine months after the closing of such financing. The compensation committee of the Company’s board of directors approved of the foregoing salary reduction as set forth in the letter agreement. The conditions for the return of Mr. Shivji’s base salary to its prior level were not met in 2009.

Mona Chadha

On November 10, 2009, we entered into an employment agreement with Mona Chadha to serve as our Executive Vice President of Marketing and Business Development and Interim Chief Operating Officer. Ms. Chadha’s employment with the Company will be “at will” at all times. Pursuant to this employment agreement, Ms. Chadha is entitled to receive an annual base salary of $225,000, subject to annual reviews by our Compensation Committee. Ms. Chadha is also entitled to a performance-based bonus of up to 40% of her salary. In addition, with respect to fiscal year 2009 only, Ms. Chadha received the following supplemental payments: (i) upon execution of the employment agreement, $16,575.71, and (ii) $16,575.71 when the Company paid its December 15, 2009, regular payroll. These additional payments are, in the aggregate, equal to the difference between the base salary rate above and the salary payments received by Ms. Chadha for the period from March 20, 2009 (the date she was appointed as the Company’s Interim Chief Operating Officer) through October 29, 2009. If we terminate Ms. Chadha’s employment without cause or if Ms. Chadha resigns for good reason, (a) we will pay Ms. Chadha her then current annual base salary for (i) one year if the termination occurs prior to October 30, 2010, or within 12 months after the completion of a change of control of the Company, or (ii) six months otherwise, in each case payable in accordance with standard payroll procedures (or in a lump sum if the termination occurs within 12 months after the completion of a change of control), and (b) any earned but unpaid base salary, a prorated portion of her annual bonus and reimbursement for employment-related expenses and for unused, but accrued, vacation days. Receipt of salary continuation severance payments is conditioned on Ms. Chadha’s not competing with us during the period of the payments.

Former Executive Officers

On June 17, 2009, the Company entered into employment separation agreements with each of Amjad Huda, the former Chief Financial Officer and Treasurer of the Company, and Victor Joseph, the former Chief Technical Officer and Secretary of the Company. Pursuant to the separation agreements, Mr. Huda’s and Mr. Joseph’s employment with the Company ended on June 17, 2009. The Company will pay each of Mr. Huda and Mr. Joseph severance in the amount of $306,250, less applicable withholdings, payable in the form of salary continuation over 14 months in accordance with the Company’s regular payroll practices. All stock options granted to Mr. Huda and Mr. Joseph pursuant to the Company’s stock incentive plans have vested in connection with their terminations of employment, and each of Mr. Huda and Mr. Joseph will have two years to exercise such stock options. The Company will pay the premiums for COBRA medical coverage for Mr. Huda and Mr. Joseph until the earlier of the two-year anniversary of the separation date or the date Mr. Huda or Mr. Joseph, as the case may be, become covered under another employer’s group health plan. Mr. Huda and Mr. Joseph each provided a release of claims in favor of the Company, and the Company, in turn, provided each of Mr. Huda and Mr. Joseph a release of claims.

In connection with the terminations of their employment, Mr. Huda and Mr. Joseph also agreed that, during the period commencing on the date of separation and ending on the one year anniversary of the date of separation, they will not transfer or sell any shares of the Company’s common stock held by them after the date of their separation, subject to certain exceptions, including the following: (i) beginning seven months after the separation date and ending nine months after the separation date, each of Mr. Huda and Mr. Joseph shall be entitled to sell in open market or otherwise through or reportable on the over-the-counter market or any stock exchange (“Market Transactions”) on each trading day during such three-month period an aggregate number of shares of the Company’s common stock of no more than 15% of the average daily volume of shares of the Company’s common stock traded over the counter or on any stock market, as the case may be, during the three month period from September 1, 2009 through November 30, 2009 (the “ADV”); and (ii) beginning on the first day after nine months following the separation date and ending on the one year anniversary of the separation date, each of Mr. Huda and Mr. Joseph shall be entitled to sell in Market Transactions on each trading day during such three-month period an aggregate number of shares of the Company’s common stock of no more than 20% of the ADV.

Director Compensation

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2009.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
					Change in
					Pension
	Fees				Value and
	Earned			Non-Equity	Nonqualified
	or Paid			Incentive	Deferred
	In	Stock	Option	Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($) (1)	($)	($)	($)	($)

Makoto Kaneshiro	$—	$—	$11,190	$—	$—	$—	$11,190

Dr. R. Dean Hautamaki	$—	$—	$11,190	$—	$—	$—	$11,190

Joel Kanter	$—	$—	$11,190	$—	$—	$—	$11,190

Nadine C. Smith	$—	$—	$11,190	$—	$—	$—	$11,190

Dr. Robert J. Hariri	$—	$—	$23,424	$—	$—	$—	$23,424

Robert Coradini	$—	$—	$29,561	$—	$—	$—	$29,561

(1)	The amounts shown in column (d) represent the aggregate grant date fair value of stock awards granted in 2009 computed in accordance with FASB ASC Topic 718.

The Board of Directors approved the following compensation for all non-employee directors in 2008:

•
Each non-employee director will receive an initial option grant (the “Initial Grant”) of 40,000 stock options upon the director’s appointment to Board, with 50% of the options vested upon grant and the remaining 50% of the options vesting over one year with 25% of the options vesting every three months; provided, however, that the first Initial Grant made to non-employee directors in January 2008 was fully vested on the date of grant; and

•
Immediately following each annual meeting of the Company’s stockholders commencing with the annual meeting of the Company’s stockholders in 2008, each non-employee director who continues as a non-employee director following such annual meeting shall receive an award of 15,000 stock options (the “Subsequent Grant”) vesting over one year with 25% of the option vesting every three months; provided that no Subsequent Grant shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six (6) months.

In November 2009, because the 2009 Annual Meeting was held in December instead of June, the month of the Annual Meeting held in 2008, the Board determined to modify the Annual Grant with respect to the 2009 Annual Meeting only, as follows: (1) the Annual Grant would be made only to each non-employee director who had been a director for at least one (1) year as of the date of the 2009 Annual Meeting; and (2) each Annual Grant would be 50% vested on the date of grant, and the remaining 50% of the Annual Grant shall vest over six months with one-half of such remaining amount vesting every three months, such that the Annual Grant shall be fully vested at the end of six months.

In August 2010, the Board of Directors approved the following new compensation program for non-employee directors, with retroactive effect to January 1, 2010:

•
Retainers.  Each non-employee director shall receive an annual cash retainer fee of $15,000. The chairperson of the Audit Committee, the Compensation Committee and the Clinical Development Committee shall each receive an additional annual cash retainer fee of $15,000.

•
Annual Equity Grants.  Each non-employee director shall receive annually (i) a stock option to purchase 20,000 shares of Common Stock, with 25% of the shares subject to the stock option vesting every three months, such that 100% of the shares subject to the option shall be fully vested on the one year anniversary of the date of grant (“Director Options”); and (ii) 10,000 restricted stock units, with 50% of the restricted stock units vested on the date of grant and the remaining 50% of the restricted stock units vesting every three months after the date of grant, such that 100% of the restricted stock units shall be fully vested on the one year anniversary of the date of grant (“Director RSUs”). For 2010, the Director Options and Director RSUs will be granted on the date of the Annual Meeting. Beginning in 2011, the Director Options and Director RSUs will be granted on the first trading day in January of each year. Following the 2010 Annual Meeting, the Company expects to hold future annual stockholders meetings in May or June of each year.

Stock Ownership Guidelines for Directors

In June 2010, our Board of Directors established stock ownership guidelines for our non-management directors. Each non-management director is expected to own shares of our common stock equivalent in value to three times the annual cash retainer paid to non-employee directors for service on the board (which annual retainer will be $15,000 beginning on the date of the 2010 Annual Meeting). Stock options do not count toward the guidelines, and directors are expected to retain restricted stock grants and restricted stock unit grants for the duration of their service on the Board. Directors have three years from their date of appointment to achieve the expected level of stock ownership.

Consideration and Determination of Executive and Director Compensation

Because compensation decisions for executive officers are made by our entire Board of Directors, our Chairman, President and Chief Executive Officer, Alnoor Shivji, participates in the determination of compensation policy. As a member of the Board of Directors, this executive officer makes recommendations and participates in the voting with respect to the compensation of executive officers.

Compensation Risk Management

We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on the Company.

Stock Incentive Plans

In 2003, WaferGen Inc.’s Board of Directors adopted a 2003 Incentive Stock Plan (the “2003 Plan”). The 2003 Plan authorized the Board of Directors to grant incentive stock options and nonstatutory stock options to employees, directors, and consultants for up to 1,500,000 shares of common stock. Under the Plan, incentive stock options and nonqualified stock options can be granted. Incentive stock options are to be granted at a price that is no less than 100% of the fair value of the stock at the date of grant. Options will be vested over a period according to the Option Agreement, and are exercisable for a maximum period of ten years after date of grant. Options granted to stockholders who own more than 10% of the outstanding stock of the Company at the time of grant must be issued at an exercise price no less than 110% of the fair value of the stock on the date of grant. In November 2006, the Company increased the aggregate number of shares of Common Stock that may be issued under the 2003 Plan to a total authorized reserve of 2,500,000 shares, a 1,000,000 share increase. The 2003 Plan was suspended when the 2007 Plan was adopted, resulting in no further options available for grant.

In January, 2007 the Company’s Board of Directors and stockholders adopted the 2007 Stock Option Plan (the “2007 Plan”). The purpose of the 2007 Plan is to provide an incentive to retain the employment of directors, officer, consultants, advisors and employees of the Company, persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship, and to stimulate the active interest of such persons into the Company’s development and financial success. Under the 2007 Plan, the Company was authorized to issue incentive stock options intended to qualify under Section 422 of the Code, no-qualified stock options and restricted stock. The 2007 Plan was suspended when the 2008 Plan was adopted, resulting in no further options available for grant.

On June 5, 2008, the Company’s stockholders adopted the 2008 Stock Incentive Plan (the “2008 Plan”) following approval of the 2008 Plan by the Board of Directors. The 2008 Plan authorized the issuance of up to 2,000,000 shares of common stock pursuant to the terms of the 2008 Plan. The number of shares authorized under the 2008 Plan was increased to 3,500,000 shares of common stock in December 2009. The purpose of the 2008 Plan is to provide an incentive to retain the employment of directors, officers, consultants, advisors and employees of the Company, persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship, and to stimulate the active interest of such persons into the Company’s development and financial success. Under the 2008 Plan, the Company is authorized to issue incentive stock options intended to qualify under Section 422 of the Code, non-qualified stock options and restricted stock. Awards may vest over varying periods, as specified by the Company’s Board of Directors for each grant, and have a maximum term of seven years from the grant date. The 2008 Plan is administered by the Company’s Board of Directors.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding our compensation plans under which equity securities are authorized for issuance to our employees, as of December 31, 2009:

Number of
Securities
Remaining
	Number of		Available for
	Securities		Future Issuance
	to Be		Under Equity
	Issued upon		Compensation
	Exercise of	Weighted-Average	Plans
	Outstanding	Exercise Price of	(Excluding
	Options,	Outstanding	Securities
	Warrants and	Options, Warrants	Reflected in
	Rights	and Rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holder	4,149,402	$1.42	$1,437,979

Equity compensation plans not approved by security holder	—	—	—

Total	4,149,402	$1.42	$1,437,979

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) under the Exchange Act during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representation to the Company from the reporting person that no Form 5 is required, no person who, at any time during the fiscal year, was a director, officer, beneficial owner of more than ten percent of the Company’s Common Stock, or any other person known to the Company to be subject to section 16 of the Exchange Act with respect to the Company, failed to file on a timely basis, as disclosed in the above Forms, reports required by section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years, except as described below:

Name	No. of Late Reports	No. of Transactions That Were Not Reported on a Timely Basis	Failure to File a Required Form

Dr. R. Dean Hautamaki	1	1	0

Amjad Huda	0	0	0

Victor Joseph	0	0	0

Makoto Kaneshiro	1	1	0

Joel Kanter	1	1	0

Alnoor Shivji	3	4	0

Nadine C. Smith	3	4	0

Dr. Robert J. Hariri	1	2	0

Mona Chadha	0	0	0

Hector Brush	0	0	0

Code of Ethics

Our Company’s Board of Directors has adopted a Code of Business Conduct and Ethics that applies to, among other persons, our Company’s President (our principal executive officer) and our Chief Financial Officer (our principal financial and accounting officer), as well as persons performing similar functions. As adopted, our Code of Business Conduct and Ethics set forth written standards that are designed to deter wrongdoing and promote:

(1)	honest and ethical conduct, including the avoidance of actual or apparent conflicts of interest between personal and professional relationships;

(2)	full, fair, accurate, timely, and understandable disclosure in report and document that we file with, or submit to, the Security and Exchange Commission and in other public communications made by us;

(3)	compliance with applicable government laws, rules and regulations;

(4)	the prompt internal reporting of violations of Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

(5)	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our Company’s personnel shall be accorded full access to our Chief Compliance Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics. Further, all of our Company’s personnel are to be accorded full access to our Company’s Board of Directors if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by our president, secretary, and chief financial officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our Company, consistent with generally accepted accounting principles, and federal, provincial and state security laws. Any employee who become aware of any incident involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Company’s president, secretary, or chief financial officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the president, secretary, or chief financial officer, the incident must be reported to the Audit Committee. Any failure to report such inappropriate or irregular conduct of other is to be treated as a severe disciplinary matter. It is against our Company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Company’s Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics is available on our website, www.wafergen.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is: c/o WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, CA 94555. Shares of our common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of August 7, 2010, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.

	Number of
	Shares		Percentage
	Beneficially		Beneficially
Name of Beneficial Owner	Owned		Owned (1)

William L. Collins	3,927,404	(2)	9.57%

The Shivji Family Trust dated June 12, 2000	3,243,866	(3)	7.99%

Mark Tompkins	2,326,619	(4)	5.77%

Directors and Executive Officers:

Alnoor Shivji	6,384,601	(5)	15.51%

Nadine C. Smith	1,307,029	(6)	3.24%

Dr. R. Dean Hautamaki	560,428	(7)	1.39%

Robert Coradini	355,649	(8)	*

Dr. Robert J. Hariri	233,149	(9)	*

Mona Chadha	208,836	(10)	*

Makoto Kaneshiro	188,782	(11)	*

Joel Kanter	167,500	(12)	*

Hector Brush	35,011	(13)	*

Directors and Executive Officers as a Group (9 persons)	9,440,985		22.16%

*	Less than 1%

(1)	Based on 39,972,513 shares of our common stock issued and outstanding as of August 7, 2010.

(2)
Share ownership based on beneficial owner’s S13-G/A filed February 29, 2010, and includes shares held by William L. Collins 2009 GRAT and affiliates of Brencourt Advisors, LLC. Share percentage calculation includes 530,387 shares of common stock issuable upon the exercise of currently exercisable warrants held by William L. Collins 2009 GRAT and 530,973 shares of common stock issuable upon the exercise of currently exercisable warrants held by affiliates of Brencourt Advisors, LLC. William L. Collins has voting control and investment power over, but disclaims beneficial ownership of, the securities managed owned by William L. Collins 2009 GRAT. William L. Collins is the CEO and Managing Member of Brencourt Advisors, LLC, but lacks sole voting control and investment power over and disclaims beneficial ownership of the securities managed by Brencourt Advisors, LLC. Brencourt Advisors, LLC’s and William L. Collins’s address is 600 Lexington Avenue, 8th Floor, New York, NY 10022.

(3)
Includes 630,314 shares of common stock issuable upon the exercise of currently exercisable warrants. Alnoor Shivji and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust dated June 12, 2000 (“The Shivji Family Trust”). Its address is 692 Hillcrest Terrace, Fremont, CA 94539. See also footnote (5) in this section.

(4)
Includes 317,993 shares of common stock issuable upon the exercise of currently exercisable warrants. Mark Tompkins’ address is c/o Gottbetter & Partners, 488 Madison Ave, 12th Floor, New York, NY 10022.

(5)
Consists of (i) 2,424,561 shares of common stock, (ii) 309,594 shares of common stock issuable upon the exercise of currently exercisable warrants, (iii) 233,681 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iv) 2,613,552 shares of common stock held by The Shivji Family Trust, (v) 630,314 shares of common stock issuable upon the exercise of currently exercisable warrants held by The Shivji Family Trust, (vi) 48,333 shares of common stock held by each of the Shivji Children’s Trust fbo Zahra Shivji, the Shivji Children’s Trust fbo Suraya Shivji and the Jameel Shivji Irrevocable Trust (the “Shivji Children’s Trusts”), and (vii) 9,300 shares of common stock issuable upon the exercise of currently exercisable warrants held by each of the three Shivji Children’s Trusts. Mr. Shivji and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust and each of the three Shivji Children’s Trusts (together, the “Shivji Trusts”). Mr. Shivji disclaims beneficial ownership of the securities held by each of the Shivji Trusts, except to the extent he has a pecuniary interest therein. Excludes options to purchase 107,985 shares of common stock that are not exercisable within 60 days. See also footnote (3) in this section.

(6)
Includes 266,762 shares of common stock issuable upon the exercise of currently exercisable warrants and 55,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days.

(7)
Consists of (i) 276,250 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (ii) 210,633 shares of common stock held by Cojack Investment Opportunities, LLC (“Cojack”), and (iii) 73,545 shares of common stock issuable upon the exercise of currently exercisable warrants held by Cojack. Excludes options to purchase 73,750 shares of common stock that are not exercisable within 60 days.

(8)
Includes 95,649 shares of common stock issuable upon the exercise of currently exercisable warrants and 35,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 5,000 shares of common stock that are not exercisable within 60 days.

(9)
Includes 53,149 shares of common stock issuable upon the exercise of currently exercisable warrants and 40,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days.

(10)
Consists of 208,836 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 196,353 shares of common stock that are not exercisable within 60 days.

(11)	Consists of 188,782 shares of common stock issuable upon the exercise of options that are exercisable within 60 days.

(12)
Consists of (i) 70,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (ii) 75,000 shares of common stock held by the Kanter Family Foundation and (iii) 22,500 shares of common stock issuable upon exercise of currently exercisable warrants held by the Kanter Family Foundation. Joel Kanter and his brother, Joshua Kanter, have voting and dispositive power over all of the securities held by the Kanter Family Foundation. Mr. Kanter disclaims beneficial ownership of the securities held by the Kanter Family Foundation, except to the extent he has a pecuniary interest therein.

(13)
Consists of 35,001 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 18,489 shares of common stock that are not exercisable within 60 days.

PROPOSAL 2: AMENDMENT OF THE WAFERGEN BIO-SYSTEMS, INC.
2008 STOCK INCENTIVE PLAN

Our Board of Directors has unanimously approved for submission to a vote of our stockholders a proposal to amend the WaferGen Bio-systems, Inc. 2008 Stock Incentive Plan, as amended (the “2008 Plan”), which the Company’s stockholders adopted on June 5, 2008 and amended on December 4, 2009, in each case following approval of the 2008 Plan by the Board of Directors. The purpose of the 2008 Plan is to retain key employees, consultants and directors having experience and ability, to attract new employees, consultants and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of us and our subsidiaries. Our Board believes that grants of options and other forms of equity participation is an increasingly important means to retain and compensate employees, consultants and directors. The amendment to the 2008 Plan will only become effective if approved by our stockholders.

If approved by our stockholders, an additional 3,000,000 shares of our common stock will be added to the 2008 Plan, for a total of 6,500,000 shares of our common stock available for issuance under the 2008 Plan. Notwithstanding the foregoing, no more than 3,250,000 shares of our common stock may be granted pursuant to awards restricted stock and restricted stock units. The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock dividend or other extraordinary dividend, or other similar change in our common stock or our capital structure. As of August 13, 2010, the last reported sale price of our common stock as reported on the OTC Bulletin Board was $1.35 per share. Capitalized terms used but not defined in this proposal shall have the same meaning as in the 2008 Plan unless otherwise indicated.

A general description of the principal terms of the 2008 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2008 Plan, a copy of which (as proposed to be amended) is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

The information provided above under the caption “Securities Authorized for Issuance under Equity Compensation Plans” is incorporated herein by reference.

General Description

Purpose.  The purpose of the 2008 Plan is to provide our employees, consultants and directors, whose present and potential contributions are important to our success, an incentive, through ownership of our common stock, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals.

Shares Reserved for Issuance under the 2008 Plan.  If approved by our stockholders, an additional 3,000,000 shares of our common stock will be added to the 2008 Plan, for a total of 6,500,000 shares of our common stock available for issuance under the 2008 Plan. Notwithstanding the foregoing, no more than 3,250,000 shares of our common stock may be granted pursuant to awards restricted stock and restricted stock units. The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or our capital structure.

As of August 7, 2010, awards with respect to 3,535,750 shares of common stock had been issued under the 2008 Plan, out of which 358,500 shares of common stock have been issued under awards, 2,638,750 shares of common stock remain subject to issuance under outstanding awards and awards with respect to 538,500 shares of common stock have expired or been forfeited. Any shares covered by an award that is forfeited, canceled or expires (whether voluntarily or involuntarily) are deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2008 Plan. As of August 7, 2010, 502,750 shares of common stock remain available to be issued pursuant to awards under the 2008 Plan. If the proposed amendment is approved, on a pro forma basis as of August 7, 2010, 3,502,750 shares of common stock would remain available to be issued pursuant to awards under the 2008 Plan.

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,000,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 500,000 shares. The foregoing limitations shall be adjusted proportionately by the plan administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive.

Administration.  The 2008 Plan will be administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as our Board or one or more committees designated by the Board. The 2008 Plan will initially be administered by our Board. To the extent Section 162(m) of the Code is applicable and relief from the limitation under Section 162(m) of the Code is necessary, then the 2008 Plan will be administered by a committee constituted in such a manner as to satisfy Code Section 162(m) and such other applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Terms and Conditions of Awards.  The 2008 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2008 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, directors and consultants or to employees, directors and consultants of our related entities. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2008 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2008 Plan shall be designated in an award agreement.

The Administrator may issue awards under the 2008 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above under “Shares Reserved for Issuance under the 2008 Plan”), to approve award agreements for use under the 2008 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2008 Plan, to construe and interpret the terms of the 2008 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2008 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2008 Plan will be stated in the applicable award agreement but may not exceed a term of more than seven years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The 2008 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of our common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

The 2008 Plan provides that any amendment that would adversely affect the participant’s rights under an outstanding award shall not be made without the participant’s written consent; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the participant. The 2008 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2008 Plan or (ii) cancel any option or stock appreciation right awarded under the 2008 Plan in exchange for another award at a time when the exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction (as defined in the 2008 Plan). However, canceling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock award or other award, with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original option or stock appreciation right will not require stockholder approval.

Under the 2008 Plan, the Administrator may establish one or more programs under the 2008 Plan to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2008 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Termination of Service.  An award may not be exercised after the termination date of such award as set forth in the award agreement. To the extent required by applicable state securities laws, an option will generally be exercisable following termination of service for at least thirty (30) days following such termination (and at least six (6) months if such termination is due to death or disability). If a participant is terminated for cause, the award will expire concurrently with such termination. Following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period in the award agreement or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards.  Under the 2008 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will and by the laws of descent and distribution and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members and pursuant to domestic relations orders or agreements. The 2008 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code.  The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is one million (1,000,000) shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to our “covered employees” (as described below).

An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of our common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is five hundred thousand (500,000) shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. In order for an award of restricted stock or restricted stock units to qualify as performance-based compensation under Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The 2008 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, and (xviii) relative or absolute share price and (xix) pro forma net income.

The regulations governing Section 162(m) of the Code provide that a “covered employee” is determined in accordance with the executive compensation disclosure rules under the Exchange Act. However, the Exchange Act was recently amended and no longer tracks the definition of “covered employee” as defined in Section 162(m) of the Code. The Exchange Act now requires disclosure of a company’s principal executive officer regardless of compensation, the principal financial officer regardless of compensation and the three most highly compensated executive officers other than the principal executive officer and the principal financial officer as determined as of the end of the last completed fiscal year. As a result of this disconnect, the Internal Revenue Service (“IRS”) released guidance in June 2007 providing that for purposes of Section 162(m) of the Code, a “covered employee” means the principal executive officer (or anyone acting in such capacity) and the three highest paid officers for the relevant taxable year. For purposes of Section 162(m), it does not include the principal financial officer unless such officer is one of the three highest paid officers. Accordingly, we will apply this guidance to our covered employees for the purposes of Section 162(m) of the Code.

Change in Capitalization.  Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of our common stock that have been authorized for issuance under the 2008 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us or (iii) any other transaction with respect to our common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of us shall not be deemed to have been “effected without receipt of consideration.”

In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator will make adjustments in connection with the events described in the preceding sentence or substitute, exchange or grant awards with respect to the shares of a related entity (collectively “adjustments”). Any such adjustments to outstanding awards will be effected in a manner that precludes the material enlargement of rights and benefits under such awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, will be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of awards or other issuance of shares of common stock, cash or other consideration pursuant to awards during certain periods of time. Except as the Administrator determines, no issuance of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of common stock subject to an award.

Corporate Transactions and Changes in Control.  Effective upon the consummation of a Corporate Transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity. In addition and except as otherwise provided in an individual award agreement, assumed or replaced awards will automatically become fully vested if a participant is terminated by the acquirer without cause within twelve months after a corporate transaction. In the event of a corporate transaction where the acquirer does not assume or replace awards granted under the 2008 Plan, all of these awards become fully vested immediately prior to the consummation of the corporate transaction.

In the event of a change in control and except as otherwise provided in an individual award agreement, outstanding awards will automatically become fully vested if a participant is terminated by the acquirer without cause within twelve months after such change in control.

Under the 2008 Plan, a Corporate Transaction is generally defined as:

•	The acquisition of beneficial ownership of 50% or more of our common stock by any individual or entity or related group of persons;

•	a sale, transfer or other disposition of all or substantially all of our assets;

•	a merger or consolidation in which we are not the surviving entity;

•
a reverse merger in which we are the surviving entity but, among other things, more than 50% of our common stock is acquired by any individual or entity or related group of persons who are different from those who held such common stock immediately prior to such merger; or

•	our complete liquidation or dissolution.

Under the 2008 Plan, a Change in Control is generally defined as:

•
acquisition of beneficial ownership of 50% or more of our common stock by any individual or entity or related group of persons pursuant to a tender or exchange offer which a majority of our Board members (who have served on the Board for at least twelve (12) months) do not recommend our stockholders accept; or

•
a change in the composition of our Board over a period of twelve (12) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who have either been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on our Board for at least twelve (12) months.

Amendment, Suspension or Termination of the 2008 Plan.  The Board may at any time amend, suspend or terminate the 2008 Plan. The 2008 Plan will be for a term of ten (10) years unless sooner terminated by our Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2008 Plan in such a manner and to such a degree as is required.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2008 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences.

Nonqualified Stock Options.  The grant of a nonqualified stock option under the 2008 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price that is below fair market value or is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.

Incentive Stock Options.  The grant of an incentive stock option under the 2008 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock.  The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient.

The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights.  Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock Units.  Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.

That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Dividends and Dividend Equivalents.  Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

New Plan Benefits

As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options under the 2008 Plan. The benefits to be received by our directors, executive officers and employees pursuant to the 2008 Plan are not determinable at this time.

Vote Required

The affirmative vote of holders of a majority of the voting power of the shares of common stock, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment of the 2008 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE 2008 PLAN.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The firm of Rowbotham & Company LLP has been retained as our independent auditors for the fiscal year ending December 31, 2010, and our Board of Directors is asking our stockholders to ratify this selection.

In the event our stockholders fail to ratify the selection of Rowbotham & Company LLP, our Audit Committee will reconsider the selection. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the fiscal year if our Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders.

A representative of Rowbotham & Company LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of aggregate fees billed by Rowbotham & Company LLP for services performed during the fiscal years ended December 31, 2009 and 2008.

	2009	2008

Audit fees	$180,280	$108,380

Audit related fees	81,214	29,085

Tax fees	20,193	23,686

All other fees	—	—

Total fees	$281,687	$161,151

Audit Fees

Audit fees consist of fees and reimbursement of expenses for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements.

Audit Related Fees

Audit related fees consist of accounting consultation and services provided in connection with other statutory or regulatory filings that are not included under audit fees.

Tax Fees

Tax fees consist of fees and reimbursement of expenses for professional services provided in connection with the preparation of the Company’s federal and state tax returns.

Pre-Approval Policies and Procedures

Our Audit Committee pre-approves all services to be provided by Rowbotham & Company LLP.

Vote Required

The affirmative vote of holders of a majority of the voting power of the shares of common stock, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of Rowbotham & Company LLP.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SELECTION OF ROWBOTHAM & COMPANY LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

DELIVERY OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission has adopted rules that permit us to send a single set of proxy statements to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. However, upon written request to our Secretary, Mona Chadha, at our principal executive offices located at 7400 Paseo Padre Parkway, Fremont, California 94555 or by telephone to (510) 651-4450, you may revoke your decision to household, and we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Similarly, you may also contact our Secretary, Mona Chadha, if you received multiple copies of the proxy statement and would prefer to receive a single copy in the future.

A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the proxy holders to vote the shares they represent as our Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy. It is important that you return your proxy promptly and that your shares be represented. You are urged to mark, date, sign and return the enclosed proxy in the accompanying reply envelope.

WAFERGEN BIO-SYSTEMS, INC.
Dated: August 18, 2010
Fremont, California

APPENDIX A

WaferGen Bio-Systems, Inc.

2008 Stock Incentive Plan
(as amended)

1.           Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.           Definitions.  The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement.  In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)           “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)           “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)           “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)           “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)           “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f)           “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)           “Board” means the Board of Directors of the Company.

(h)           “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

(i)           “Change in Control” means a change in ownership or control of the Company affected through either of the following transactions:

(i)           the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)           a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j)           “Code” means the Internal Revenue Code of 1986, as amended.

(k)           “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l)           “Common Stock” means the common stock of the Company.

(m)           “Company” means WaferGen Bio-systems, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n)           “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o)           “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p)           “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated.  In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws.  A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q)           “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)           a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)           the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)           the complete liquidation or dissolution of the Company;

(iv)           any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)           acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(r)           “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s)           “Director” means a member of the Board or the board of directors of any Related Entity.

(t)           “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.  If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u)           “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v)           “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)           In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.

(y)           “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z)           “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

(aa)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb)           “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc)           “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)           “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee)           “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)           “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg)           “Plan” means this 2008 Stock Incentive Plan.

(hh)           “Post-Termination Exercise Period” means the period specified in the Award Agreement and to the extent required by Applicable Laws, shall be a period of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be required by Applicable Laws upon death or Disability.

(ii)           “Related Entity” means any Parent or Subsidiary of the Company.

(jj)           “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award.  The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(kk)           “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll)           “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(mm)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn)           “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo)           “Share” means a share of the Common Stock.

(pp)           “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Stock Subject to the Plan.

(a)           Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Six Million Five Hundred Thousand (6,500,000) Shares.  Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to all Awards of Restricted Stock and Restricted Stock Units is Three Million Two Hundred Fifty Thousand (3,250,000) Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)           Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.  To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.           Administration of the Plan.

(a)           Plan Administrator.

(i)           Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)           Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)           Administration With Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation.  In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)           Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)           Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)           to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)           to determine whether and to what extent Awards are granted hereunder;

(iii)           to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)           to approve forms of Award Agreements for use under the Plan;

(v)           to determine the terms and conditions of any Award granted hereunder;

(vi)           to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)           to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction.  Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;

(viii)           to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

(ix)           to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board.  Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)           Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.           Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.           Terms and Conditions of Awards.

(a)           Types of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions.  Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)           Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.  In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)           Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.  The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.  In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d)           Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)           Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)           Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)           Individual Limitations on Awards.

(i)           Individual Option and SAR Limit.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be One Million (1,000,000) Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)           Individual Limit for Restricted Stock and Restricted Stock Units.  For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be Five Hundred Thousand (500,000) Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h)           Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)           Term of Award.  The term of each Award shall shall be no more than seven  (7) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.  Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)           Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.   Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator by gift or pursuant to a domestic relations order to members of the Grantee’s Immediate Family.  Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)           Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7.           Award Exercise or Purchase Price, Consideration and Taxes.

(a)           Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

(i)           In the case of an Incentive Stock Option:

(A)           granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)           granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Non-Qualified Stock Option, the per Share exercise price shall be such price as is determined by the Administrator.

(iii)           In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)           In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)           In the case of the sale of Shares, the per Share purchase price, if any, shall be such price as is determined by the Administrator.

(vi)           In the case of other Awards, such price as is determined by the Administrator.

(vii)           Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)           Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator.  In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)           cash;

(ii)           check;

(iii)           delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);

(iv)           surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)           with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(vi)           with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vii)           any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)           Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8.           Exercise of Award.

(a)           Procedure for Exercise; Rights as a Stockholder.

(i)           Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)           An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)           Exercise of Award Following Termination of Continuous Service.  To the extent required under Applicable Laws, in the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death (but not in the event of a Grantee’s change of status from Employee to Consultant or from Consultant to Employee), such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator.  The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service.  In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status.  To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.  If Applicable Laws allow for a shorter or longer Post-Termination Exercise Period, the Award may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(c)           Disability of Grantee.  To the extent required under Applicable Laws, in the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination.  To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.  If Applicable Laws allow for a shorter or longer Post-Termination Exercise Period upon a Grantee’s Continuous Service as a result of Disability, the Award may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(d)           Death of Grantee.  To the extent required under Applicable Laws, in the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement).  To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.  If Applicable Laws allow for a shorter or longer Post-Termination Exercise Period upon a termination of the Grantee’s Continuous Service as a result of his or her death, the Award may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(e)           Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 8 is prevented by the provisions of Section 9 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

9.           Conditions Upon Issuance of Shares.

(a)           If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Company shall have no obligation to affect any registration or qualification of the Shares under federal or state laws.

(b)           As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.           Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii)  any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”).  Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards.  In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.           Corporate Transactions and Changes in Control.

(a)           Termination of Award to Extent Not Assumed in Corporate Transaction.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.  However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)           Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)           Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(A)           for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B)           for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.  For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Corporate Transaction.

(ii)           Change in Control.  Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(c)           Effect of Acceleration on Incentive Stock Options.  Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.           Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.           Amendment, Suspension or Termination of the Plan.

(a)           The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b)           No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)           No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.           Reservation of Shares.

(a)           The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)           The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.           No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice.  The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.           No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.           Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.  Any Award exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether stockholder approval is obtained.

18.           Information to Grantees.  To the extent required by Applicable Laws, the Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, copies of financial statements at least annually.  The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

19.           Unfunded Obligation.  Grantees shall have the status of general unsecured creditors of the Company.  Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

20.           Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21.           Nonexclusivity of The Plan.  Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY FOR COMMON STOCK

WAFERGEN BIO-SYSTEMS, INC.
Annual Meeting of Stockholders, September 16, 2010

THIS PROXY IS SOLICITED ON BEHALF OF WAFERGEN BIO-SYSTEMS, INC.
BY ITS BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on September 16, 2010, the proxy statement and all other proxy materials and appoints Alnoor Shivji, Mona Chadha and Hector Brush, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of WaferGen Bio-systems, Inc. which the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the annual meeting of the stockholders of the company to be held on September 16, 2010 at 10:00 a.m. Eastern time at the offices of Morrison & Foerster LLP at 1290 Avenue of the Americas, New York, New York 10104, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

The board of directors recommends a vote “FOR” the director nominees listed on the reverse side and a vote “FOR” the other proposals listed on the reverse side. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this proxy will be voted in favor of the election of the director nominees listed on the reverse side and for the other proposals listed on the reverse side. The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE VOTED ON REVERSE SIDE	SEE REVERSE SIDE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

Annual Meeting Proxy Card
Please mark your votes like this	X

The Board of Directors recommends a vote “FOR” the director nominees.

1.Elect seven directors to serve for a one-year term ending in the year 2011 or until their successors are duly elected and qualified:

	FOR	WITHOLD		FOR	WITHOLD
01 – Alnoor Shivji	☐	☐	05 – Makoto Kaneshiro	☐	☐
02 – Robert Coradini	☐	☐	06 – Joel Kanter	☐	☐
03 – Robert J. Hariri	☐	☐	07 – Nadine C. Smith	☐	☐
04 – R. Dean Hautamaki	☐	☐

The Board of Directors recommends a vote “FOR” the following proposals.

2. Amend the 2008 WaferGen Bio-systems, Inc. Stock	FOR	AGAINST	ABSTAIN
Incentive Plan to increase the number of shares of	☐	☐	☐
Common Stock that may be issued pursuant to
awards thereunder from 3,500,000 shares to
6,500,000 shares.

	FOR	AGAINST	ABSTAIN
3. Ratify the selection of Rowbotham & Company LLP	☐	☐	☐
as the independent auditors for the fiscal year ending
December 31, 2010.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2010.
NOTE: Sign exactly as your name(s) appears on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.